EXHIBIT NO. 10

                                      (a)

                    EXECUTIVE OFFICER INCENTIVE ARRANGEMENT

     Incorporated herein by reference to Exhibit 10 (a) to the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 1993.


                                      (b)

                       ROANOKE ELECTRIC STEEL CORPORATION
                          EMPLOYEES' STOCK OPTION PLAN

     Incorporated herein by reference to Exhibit 10 (b) to the Company's Annual Report on Form 10-K for the fiscal year ended October 31, 1992.